UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 8, 2022

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

8800 HSC Parkway

Bryan, Texas 77807

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 8, 2022, iBio, Inc. (the “Company”) held its 2022 annual meeting of stockholders at 8800 Health Science Center Parkway, Bryan, Texas 77807 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three (3) proposals and cast their votes as described below. A total of 3,900,252 shares were represented in person or by proxy, which represented a quorum. The matters below are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting (the “Definitive Proxy Statement”), which was filed with the Securities and Exchange Commission on October 26, 2022, as amended on December 2, 2022.

Proposal 1

The following two (2) nominees named as Class II directors of the Company’s Board of Directors, each to serve a three-year term expiring at the 2025 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified, were elected with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
1. Dr. Linda W. Armstrong	1,051,212	296,249	0
2. Dr. Alexandra Kropotova	1,027,547	319,914	0

Proposal 2

The stockholders ratified the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2022 based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,226,366	607,132	66,754	0

Proposal 3

The stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers (“say-on-pay”), as disclosed in the Definitive Proxy Statement. The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
780,830	537,904	28,727	2,552,791

Item 8.01. Other Events.

On December 9, 2022, the Company issued a press release announcing the closing of its previously announced underwritten public offering. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release dated December 9, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO INC.

Date: December 9, 2022	By:	/s/ Marc A. Banjak
		Name:	Marc A. Banjak
		Title:	General Counsel and Corporate Secretary